Exhibit 32.2

Certification Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The certification set forth below is being submitted in connection with the Quarterly Report of Berry Petroleum Company (the "Company") on Form 10-Q for the period ending September 30, 2004 (the 'Report') for the purpose of complying with Rule 13a-14(b) of the Securities Exchange Act of 1934 (the 'Exchange Act') and

Section 1350 of Chapter 63 of Title 18 of the United States Code.

I, Ralph J. Goehring, Executive Vice President and Chief Financial Officer of Berry Petroleum Company (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report which this certification accompanies, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of and for the periods presented in the condensed financial statements in this Report.

/s/ Ralph J. Goehring

Ralph J. Goehring

Executive Vice President and Chief Financial Officer

October 26, 2004